Virtus Greater Asia ex Japan Opportunities Fund,

a series of Virtus Opportunities Trust

Supplement dated March 31, 2011 to the Prospectus dated January 31, 2011,

as supplemented March 15, 2011 and March 28, 2011

IMPORTANT NOTICE TO INVESTORS OF VIRTUS GREATER ASIA EX JAPAN OPPORTUNITIES FUND

Effective March 31, 2011, the style benchmark shown in the fund’s prospectus is changing from the MSCI AC Far East ex Japan Index (Net) to the MSCI AC Asia Pacific ex Japan Index (Net). The new benchmark more closely reflects the fund’s country allocation strategy than did the former benchmark.

Accordingly, the Average Annual Total Return table in the fund’s current prospectus, and the paragraph immediately below it, are hereby restated as follows:

	One Year	Since Inception (4/21/09)
Class A Shares
Return Before Taxes	18.50%	34.39%
Return After Taxes on Distributions	14.68%	31.17%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	28.08%
Class C Shares
Return Before Taxes	24.91%	38.17%
Class I Shares
Return Before Taxes	26.05%	39.52%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	27.36%
MSCI AC Asia Pacific ex Japan Index (Net) (reflects no deduction for fees, expenses or taxes)	18.13%	43.21%
MSCI AC Far East ex Japan Index (Net) (reflects no deduction for fees, expenses or taxes)	19.44%	40.63%

The S&P 500 Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The MSCI AC Asia Pacific ex Japan Index (net) is a free float-adjusted market capitalization weighted index measuring the equity market performance of developed and emerging markets in Asia (excluding Japan), as well as Australia and New Zealand. The MSCI AC Far East ex Japan Index (net) is a free float-adjusted market capitalization weighted index measuring the equity market performance of developed and emerging markets in the Far East, excluding Japan. Effective March 31, 2011, the fund’s style benchmark is the MSCI AC Asia Pacific ex Japan Index (net). The country allocation of the new benchmark more closely reflects the fund’s country allocation strategy than did the country allocation of the MSCI AC Far East ex Japan Index (net). The indexes are calculated on a total-return basis with dividends reinvested.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/GAeJOFIndex (3/11)